**Amendment No. 1 to Option Agreement and Amendment No. 1 to Subscription Agreement**

This Agreement is (i) Amendment No. 1 dated the 26th day of March, 2010 to the Option Agreement (the "Option Agreement") entered into as of the 5th day of March, 2010 between Sage Gold Inc. ("Sage"), Borealis Mining Company ("BMC") and Gryphon Gold Corporation ("Gryphon"), and (ii) Amendment No. 1 dated the 26th day of March 2010 to the Subscription Agreement (the "Subscription Agreement") entered into as of the 5th day of March, 2010 between Sage and Gryphon.

**WHEREAS:**

A. Sage, BMC and Gryphon entered into the Option Agreement which provides:

(1) in Section 1.1(o) thereof as follows: ""**Due Diligence Period**" means the period commencing on February 23, 2010 and terminating on the earlier of (i) March 26, 2010 or (ii) the termination of this Option Agreement"; and

(2) in Section 1.1(vv) as follows: ""**Private Placement Condition**" means the condition, for the benefit of Gryphon, related to the closing Private Placement on or before April 16, 2010".

B. Sage and Gryphon entered into the Subscription Agreement which provides:

(1) in the third sentence of Section 1.1 thereof as follows: "For greater certainty and without limitation, the Company acknowledges that the Subscriber shall only be obligated to complete the subscription herein contained if the Subscriber does not terminate the option contained in the Option Agreement on or before April 16, 2010 in accordance with the its terms." ; and

(2) In Section 4.1 thereof as follows: "Closing of the purchase of the Securities (the "Closing") shall occur on or before April 16, 2010, or on such other date as may be agreed to by the Company and the Subscriber (the "Closing Date")."

C. Sage, BMC and Gryphon wish to amend the dates in the above-noted provisions.

**NOW THEREFORE**, in consideration of the foregoing and the mutual covenants and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged and upon and subject to the terms and conditions hereafter set out, the parties agree as follows:

1. From and effective the date hereof, Section 1.1(o) of the Option Agreement shall be and it is hereby amended to read as follows:

""**Due Diligence Period**" means the period commencing on February 23, 2010 and terminating on the earlier of (i) April 19, 2010 or (ii) the termination of this Option Agreement."

2. From and effective the date hereof, Section 1.1(vv) of the Option Agreement shall be and it is hereby amended to read as follows:

""**Private Placement Condition**" means the condition, for the benefit of Gryphon, related to the closing Private Placement on or before May 11, 2010; ".

3. From and effective the date hereof, the third sentence of Section 1.1 of the Subscription Agreement shall be and it is hereby amended to read as follows:

"For greater certainty and without limitation, the Company acknowledges that the Subscriber shall only be obligated to complete the subscription herein contained if the Subscriber does not terminate the option contained in the Option Agreement on or before May 10, 2010 in accordance with the its terms."

4. From and effective the date hereof, the third sentence of Section 4.1 of the Subscription Agreement shall be and it is hereby amended to read as follows:

"Closing of the purchase of the Securities (the "Closing") shall occur on or before May 10, 2010, or on such other date as may be agreed to by the Company and the Subscriber (the "Closing Date")."

5. All other terms and conditions of the Option Agreement and Subscription Agreement remain unamended and in full force and effect.

This Agreement may be executed in any number of counterparts, each of which will be considered to be an original and together will constitute one and the same document.

IN WITNESS WHEREOF the parties have duly executed this Agreement on date set forth on the first page of this Agreement.

**SAGE GOLD INC.**

By: ______________________
Name: MICHAEL SICHTEZKY
Title: SECRETARY

**BOREALIS MINING COMPANY**

By: ______________________
Name: JOHN L IVEY
Title: PRESIDENT

**GRYPHON GOLD CORPORATION**

By: ______________________
Name: JOHN L IVEY
Title: CEO